The Sentinel Funds

Supplement dated August 10, 2010

to the Class A, Class B, Class C, Class D, Class S and Class I

Prospectus dated March 30, 2010, as supplemented to date

Georgia Municipal Bond Fund

Megan L. Busby, co-manager of the Sentinel Georgia Municipal Bond Fund, has temporarily left GLOBALT, Inc. (the Fund’s sub-adviser).  She will return to GLOBALT in September 2010 and resume her role as one of the Fund’s portfolio managers.

Effective immediately, the disclosure in the Prospectus regarding management of the Sentinel Georgia Municipal Bond Fund is modified as follows:

The section of the Prospectus titled “Fund Summaries – Sentinel Georgia Municipal Bond Fund – Management – Portfolio Managers” is modified to read in its entirety:

Portfolio Managers.  Megan L. Busby, Senior Vice President and Portfolio Manager with GLOBALT, has been a portfolio manager of the Fund or its predecessor from 1998 until August 1, 2010, when she temporarily left GLOBALT.  Ms. Busby will return to GLOBALT in September 2010 and resume her role as a portfolio manager of the Fund.  Gregory E. Paulette, Chief Investment Strategist and Member of the Investment Policy & Executive Committees for GLOBALT, has been a portfolio manager of the Fund since March 2007.  Gary E. Fullam, Chief Investment Officer and Member of the Investment Policy and Executive Committees for GLOBALT, has been a portfolio manager of the Fund since March 2007.

The section of the Prospectus titled “Management of the Funds – Georgia Municipal Bond Fund” is modified to read in its entirety:

Georgia Municipal Bond Fund

Gregory E. Paulette and Gary E. Fullam co-manage the Fund.  Mr. Paulette has been associated with GLOBALT since 1993 and is the Chief Investment Strategist and Member of the Investment Policy & Executive Committees for GLOBALT.  He has co-managed the Fund since March 2007.  Mr. Paulette holds the Chartered Financial Analyst designation.  Mr. Fullam has been associated with GLOBALT since 1990 and is the Chief Investment Officer and Member of the Investment Policy and Executive Committees for GLOBALT.  He has co-managed the Fund since March 2007.  Mr. Fullam holds the Chartered Financial Analyst designation.  Megan L. Busby also managed or co-managed the Fund or its predecessors from 1998 until August 1, 2010, when she temporarily left GLOBALT.  Ms. Busby will return to GLOBALT in September 2010 on a part-time basis, at which point she will resume being a co-manager of the Fund.  Ms. Busby has been associated with GLOBALT or an affiliate since 1987; upon her return she will be a Senior Vice President and Portfolio Manager.  Ms. Busby will be a Member of the Investment Policy Committee and holds the Chartered Financial Analyst designation.